CONTINGENT LIABILITY	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
CONTINGENT LIABILITY

On January 14, 2013, the Company hired a new CEO. The employment agreement required annual compensation of $175,000 that was to be accrued and deferred until at least January 1, 2014. Additionally, the agreement required the issuance of 2,000,000 options with an exercise price of $1.00 for a term of five years. The options were not exercisable until at least January 1, 2014, and were only exercisable after reaching certain financial terms and conditions. Due to these restrictions, no accrual was made for the issuance of these options.

On September 20, 2013, the Company entered into a separation agreement with the CEO. As part of the terms of the separation agreement, the accrued compensation up to the date of separation was paid and the options were terminated.